UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 15, 2020

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(Address of principal executive offices)

(760) 745-9883

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On February 18, 2020, One Stop Systems, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission regarding the termination of the Company’s former president and chief executive officer, Mr. Steve Cooper, and announced that Mr. David Raun was appointed as interim president and chief executive officer to replace Mr. Cooper.

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Original Form 8-K to provide additional information with respect to Mr. Raun’s employment as the Company’s interim president and chief executive officer. No other amendments are being made to the Original Form 8-K by this Amendment No. 1. This Amendment No. 1 should be read in conjunction with the Original Form 8-K which provides additional information about Mr. Raun.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2020, the Company entered into an employment agreement (the “Employment Agreement”) with Mr. Raun to serve as the Company’s interim president and chief executive officer.

Mr. Raun’s Employment Agreement provides for a base salary of Three Hundred Thousand Dollars ($300,000.00) per year, effective retroactive to February 15, 2020. Pursuant to the terms of the Employment Agreement, Mr. Raun will be entitled to receive 2,000 restricted stock units (“RSUs”) for each full month served as the Company’s interim president and chief executive officer, which RSUs shall be granted at the end of Mr. Raun’s service as an officer. The settlement of all such RSUs will occur on February 10, 2021. Mr. Raun shall also be eligible to receive quarterly bonuses, including on a prorated term, if applicable, in an amount equal to up to 50% of Mr. Raun’s base salary, based on Mr. Raun’s performance, as determined by the board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by the board of directors. The term of the Employment Agreement is for an initial term of six months, subject to extension as provided therein.

The foregoing description of the terms of the Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated as of March 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: March 25, 2020	By:	/s/ John W. Morrison, Jr.
John W. Morrison, Jr.
Chief Financial Officer